Subordinated Debentures/Notes	12 Months Ended
Dec. 31, 2011
Subordinated Debentures/Notes [Abstract]
Subordinated Debentures/Notes

11. Subordinated Debentures/Notes

As part of the acquisition of Vision on March 9, 2007, Park became the successor to Vision under (i) the Amended and Restated Trust Agreement of Vision Bancshares Trust I (the "Trust"), dated as of December 5, 2005, (ii) the Junior Subordinated Indenture, dated as of December 5, 2005, and (iii) the Guarantee Agreement, also dated as of December 5, 2005.

On December 1, 2005, Vision formed a wholly-owned Delaware statutory business trust, Vision Bancshares Trust I ("Trust I"), which issued $15.0 million of the Trust's floating rate preferred securities (the "Trust Preferred Securities") to institutional investors. These Trust Preferred Securities qualify as Tier I capital under Federal Reserve Board guidelines. All of the common securities of Trust I are owned by Park. The proceeds from the issuance of the common securities and the Trust Preferred Securities were used by Trust I to purchase $15.5 million of junior subordinated notes, which carry a floating rate based on a three-month LIBOR plus 148 basis points. The debentures represent the sole asset of Trust I. The Trust Preferred Securities accrue and pay distributions at a floating rate of three-month LIBOR plus 148 basis points per annum. The Trust Preferred Securities are mandatorily redeemable upon maturity of the notes in December 2035, or upon earlier redemption as provided in the notes. Park has the right to redeem the notes purchased by Trust I in whole or in part, on or after December 30, 2010. As specified in the indenture, if the notes are redeemed prior to maturity, the redemption price will be the principal amount, plus any unpaid accrued interest.

In accordance with GAAP, Trust I is not consolidated with Park's financial statements, but rather the subordinated notes are reflected as a liability.

On December 28, 2007, one of Park's wholly-owned subsidiary banks, The Park National Bank ("PNB"), entered into a Subordinated Debenture Purchase Agreement with USB Capital Funding Corp. Under the terms of the Purchase Agreement, USB Capital Funding Corp. purchased from PNB a Subordinated Debenture dated December 28, 2007, in the principal amount of $25 million, which matures on December 29, 2017. The Subordinated Debenture is intended to qualify as Tier 2 capital under the applicable regulations of the Office of the Comptroller of the Currency of the United States of America (the "OCC"). The Subordinated Debenture accrues and pays interest at a floating rate of three-month LIBOR plus 200 basis points. The Subordinated Debenture may not be prepaid in any amount prior to December 28, 2012; however, subsequent to that date, PNB may prepay, without penalty, all or a portion of the principal amount outstanding in a minimum amount of $5 million or any larger multiple of $5 million. The three-month LIBOR rate was 0.58% at December 31, 2011. On January 2, 2008, Park entered into an interest rate swap transaction, which was designated as a cash flow hedge against the variability of cash flows related to the Subordinated Debenture of $25 million (see Note 19 of these Notes to Consolidated Financial Statements).

On December 23, 2009, Park entered into a Note Purchase Agreement, dated December 23, 2009, with 38 purchasers (the "Purchasers"). Under the terms of the Note Purchase Agreement, the Purchasers purchased from Park an aggregate principal amount of $35.25 million of 10% Subordinated Notes due December 23, 2019 (the "Notes"). The Notes are intended to qualify as Tier 2 capital under applicable rules and regulations of the Federal Reserve Board. The Notes may not be prepaid in any amount prior to December 23, 2014; however, subsequent to that date, Park may prepay, without penalty, all or a portion of the principal amount outstanding. Of the $35.25 million in Notes, $14.05 million were purchased by related parties.